                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of February 4, 1998 ("Effective Date"), by and between American Custom Components, Inc., a Nevada corporation ("the "Company") and Inge Lundegaard ("Lundegaard").


                                    RECITALS
                                    --------

         WHEREAS, COMPANY desires to benefit from Lundegaard's expertise and employ Lundegaard and Lundegaard is willing to accept such employment.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto hereby agree as follows:


                                    AGREEMENT
                                    ---------

1.       TERM AND DUTIES.
         ----------------

         The Company hereby employs Lundegaard as of the Effective Date and Lundegaard agrees to enter into and remain in the employ of the Company until five years from the date of this Agreement unless (i) this Agreement is terminated as provided hereinbelow; or (ii) this Agreement is extended by mutual agreement of the parties. Lundegaard shall faithfully and diligently perform all professional duties and acts as may be reasonably requested of Lundegaard by the Company or its officers.

2.       COMPENSATION.
         -------------

         2.1 Subject to the termination of this Agreement as provided herein, the Company shall compensate Lundegaard for her services hereunder at an annual salary ("Salary") of Seventy-Two Thousand Dollars ($72,000.00) payable in semi-monthly installments in accordance with the Company's practices, less normal payroll deductions. Such Salary shall increase by 10% an each anniversary of this Agreement.

         2.2 In addition to the Salary stated above, commencing with the Effective Date, Lundegaard shall be eligible to participate in a health insurance plan, including dependent coverage, supplied by the Company. Lundegaard shall be entitled to participate in any and all group life, workers' compensation, health plan, or accidental insurance plans which are adopted by the Company for the benefit of executive officers or employees. Lundegaard shall be entitled to such sick leave and paid holidays and to such other perquisites of employment, as customarily are extended by the Company to executive officers or employees. In addition, Lundegaard shall be entitled to such other benefits as the Company may elect to provide generally, from time to time, to employees.

3.       BINDING EFFECT.
         ---------------

         This Agreement shall be binding upon and inure to the benefit of the parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

4.       ARBITRATION.
         ------------

         If a dispute or claim shall arise between the parties with respect to any of the terms or provisions of this Agreement, or with respect to the performance by any of the parties under this Agreement, then the parties agree that the dispute shall be arbitrated in Orange County, California before a single arbitrator, in accordance with the rules of either the American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute"). The selection between AAA and JAMS/Endispute rules shall be made by the claimant first demanding arbitration. The arbitrator shall have no power to alter or modify any express provisions of this Agreement or to render any award which by its terms affects any such alteration or modification. The parties to the arbitration may agree in writing to use different rules and/or arbitrator(s). In all other respects, the arbitration shall be conducted in accordance with the California Code of Civil Procedure, or equivalent. The parties agree that the judgment award rendered by the arbitrator shall be considered binding and may be entered in any court having jurisdiction as stated in Paragraph 15 of this Agreement. The provisions of this Paragraph shall survive the termination of this Agreement.

5.       NOTICES.
         --------

         Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or delivered via facsimile, or Forty-Eight (48) hours after deposit in the United States mail, postage prepaid, and sent certified or registered mail, return receipt requested, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

If to the Company:

                  American Custom Components, Inc.
                  3310 W. MacArthur Blvd.
                  Santa Ana, CA 92704
                  Facsimile No.: 714-662-2081

If to Lundegaard:

                  Inge Lundegaard
                  =========================
                  Facsimile No.: _____________

6.       ASSIGNMENT.
         -----------

         Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, company, or corporation without the prior written consent of the other party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.

7.       CHOICE OF LAW.
         --------------

         This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

8.       JURISDICTION.
         -------------

         The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

9.       ENTIRE AGREEMENT.
         -----------------

         Except as provided herein, this Agreement, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

10.      SEVERABILITY.
         -------------

         If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

11.      COUNTERPARTS.
         -------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

12.      MODIFICATION.
         -------------

         No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.

13.      WAIVER.
         -------

         No waiver of any breach, covenant, representation, warranty or default of this Agreement by any party shall be considered to be a waiver of any other breach, covenant, representation, warranty or default of this Agreement.

14.      INTERPRETATION
         --------------

         The terms and conditions of this Agreement shall be deemed to have been prepared jointly by all of the Parties hereto. Any ambiguity or uncertainty existing hereunder shall not be construed against any one of the drafting parties, but shall be resolved by reference to the other rules of interpretation of contracts as they apply in the State of California.

15.      ATTORNEYS' FEES.
         ----------------

         Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.

16.      TAXES.
         ------

         Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.



"Company"                                        "Lundegaard"

American Custom Components, Inc.                  Inge Lundegaard


By:      /S/ MARTIN TONY WALK                     /S/ INGE LUNDEGAARD
--------------------------------                  -----------------------------
Martin Tony Walk, President